                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         Securities Exchange Act of 1934



                         Date of Report: AUGUST 18, 2004



                               KEY COMPONENTS, LLC
             (Exact name of Registrant as Specified in its Charter)

         DELAWARE                   333-58675                    04-3425424
 ---------------------------  ------------------------     -------------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                      Identification No.)

                             200 WHITE PLAINS ROAD
                              TARRYTOWN, NY 10591
           ---------------------------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's telephone number, including area code: (914) 332-8088

                          KEY COMPONENTS FINANCE CORP.
             (Exact name of Registrant as Specified in its Charter)


         DELAWARE                 333-58675-01                14-1805946
 ---------------------------  ------------------------     -------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


                             200 WHITE PLAINS ROAD
                              TARRYTOWN, NY 10591
           ---------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (914) 332-8088
       ------------------------------------------------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 18, 2004, Key Components, LLC and Key Components Finance Corp. issued a press release announcing the financial results of Key Components LLC for the six and three months ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2004


                                        KEY COMPONENTS, LLC



                                          BY: /s/ Robert B. Kay
                                              ---------------------------------
                                          Name:  Robert B. Kay
                                          Title:  President


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2004


                                        KEY COMPONENTS FINANCE CORP.



                                          BY: /s/ Robert B. Kay
                                              ---------------------------------
                                              Name: Robert B. Kay
                                              Title: President




                                       3